Summary of significant accounting policies	12 Months Ended
Mar. 31, 2021
Accounting Policies [Abstract]
Summary of significant accounting policies

2. Summary of significant accounting policies

(a) Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and are presented in Indian rupees (“INR”), unless otherwise stated. The consolidated financial statements include the accounts of APGL and companies which are directly or indirectly controlled by APGL. All intercompany accounts and transactions have been eliminated upon consolidation. Certain balances relating to prior years have been reclassified to conform to the current year presentation.

All share and per share amounts presented in the consolidated financial statements have been adjusted to reflect the 16-for-1 stock split of the Company’s equity shares that was effective on October 6, 2016.

(b) Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, costs, expenses and comprehensive loss/ gain that are reported and disclosed in the consolidated financial statements and accompanying notes. These estimates are based on management’s best knowledge of current events, historical experience, actions the Company may undertake in the future and on various other assumptions that are believed to be prudent and reasonable under the circumstances. Significant estimates and assumptions are used for, but not limited to impairment of and useful lives of property, plant and equipment, determination of asset retirement obligations, valuation of derivative instruments, hedge accounting, lease liabilities, right to use asset, allowances for doubtful accounts based on payment history, credit rating, valuation of share-based compensation, income taxes, energy kilowatts expected to be generated over the useful life of the solar power plant, estimated transaction price, including variable consideration, of the Company’s revenue contracts, impairment of other assets, impairment of net assets classified as held for sale and other contingencies and commitments. Although these estimates are based upon management’s best knowledge of current events and actions, actual results could differ from these estimates, and such differences may be material to the consolidated financial statements.

Estimation uncertainty relating to COVID-19 pandemic

In evaluating the recoverability of accounts receivable including unbilled revenue, contract assets, long-lived assets and investments, the Company has considered, at the date of approval of these consolidated financial statements, internal and external information in the preparation of the consolidated financial statements including the economic outlook. The Company has performed sensitivity analysis on the assumptions used to assess the recoverability of these assets and based on current estimates, expects the carrying amount of these assets will be recovered. The impact of COVID-19 may be different from that estimated on preparation of these consolidated financial statements and the Company will continue to closely monitor any material changes to future economic conditions. See also Note 2 ac - Impact of COVID-19 Pandemic.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of APGL, its subsidiaries, and variable interest entities (“VIE”), where the Company has determined it is the primary beneficiary and are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company uses the equity method to account for its investments in entities where it exercises significant influence over operating and financial policies but does not retain control under either the voting interest model (generally 20% to 50% ownership interest) or the variable interest model. In 2020, the Company entered into a joint venture agreement as further described in Note 10—Investments, and the investment is accounted for using the equity method. The Company has eliminated all significant intercompany accounts and transactions.

(c) Foreign currency translation and transactions

The functional currency of APGL is the United States Dollar (“US$”) and reporting currency is Indian rupees (“INR”). The Company’s subsidiaries with operations in India use INR as the functional currency and the subsidiaries in the United States and Mauritius use US$ as the functional currency. The financial statements of APGL and its subsidiaries, other than subsidiaries with a functional currency of INR, are translated into INR using the exchange rate as of the balance sheet date for assets and liabilities, historical exchange rates for equity transactions and average exchange rate for the year for income and expense items. Translation gains and losses are recorded in accumulated other comprehensive income or expenses as a component of shareholders’ equity.

Transactions in currencies other than the functional currency are measured and recorded in the functional currency using the exchange rate in effect at the date of the transaction. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the functional currency are translated into the functional currency using the exchange rate at the balance sheet date. All gains and losses arising from foreign currency transactions are recorded in the determination of net income or loss/(gain) during the year in which they occur.

Revenue, expense and cash flow items are translated using the average exchange rates for the respective period. The resulting gains and losses from such translations are excluded from the determination of earnings and are recognized instead in accumulated other comprehensive loss/ gain, which is a separate component of shareholders’ equity.

Realized and unrealized foreign currency transaction gains and losses, other than those hedged by the Company, arising from exchange rate fluctuations on balances denominated in currencies other than the functional currency of an entity, such as those resulting from the Company’s borrowings in other than functional currency are included in Loss/(Gain) on foreign currency exchange, net in the consolidated statements of operations.

(d) Convenience translation

Translation of balances in the consolidated balance sheets and the consolidated statements of operations, comprehensive loss, shareholders’ equity and cash flows from INR into US$, as of and for the year ended March 31, 2021 are solely for the convenience of the readers and were calculated at the rate of US$ 1.00 = INR 73.14, the noon buying rate in New York City for cable transfers in non U.S. currencies, as certified for customs purposes by the Federal Reserve Bank of New York on March 31, 2021. No representation is made that the INR amounts could have been, or could be, converted, realized or settled into US$ at that rate on March 31, 2021, or at any other rate.

(e) Cash and cash equivalents

Cash and cash equivalents include demand deposits with banks, term deposits and all other highly liquid investments purchased with an original maturity of three months or less at the date of acquisition and that are readily convertible to cash. The Company has classified term deposits totaling INR 6,890 million and INR 9,936 million (US$ 135.8 million) as of March 31, 2020 and 2021, respectively, as cash and cash equivalents, because the Company has the ability to redeem these deposits at any time subject to an immaterial interest rate forfeiture. All term deposits are readily convertible into known amount of cash with no more than one day notice.

(f) Restricted cash

Restricted cash consists of cash balances restricted as to withdrawal or usage and relates to cash used to collateralize bank letters of credit supporting the purchase of equipment for solar power plants, bank guarantees issued in relation to the construction of the solar power plants within the timelines stipulated in PPAs and for certain debt service reserves required under the Company’s loan agreements. Restricted cash is classified into current and non-current portions based on the term of the deposit and the expiration date of the underlying restriction.

The following table presents the components of cash and cash equivalents and restricted cash included in the consolidated balance sheets that sums to the total of such amounts in the Consolidated Statements of Cash Flows:

	March 31,
	2019	2020	2021	2021
	(INR)	(INR)	(INR)	(US$)
	(In million)
Current Assets
Cash and cash equivalents	10,538	9,792	11,107	151.8
Restricted cash	2,168	4,877	4,881	66.7
Non-Current Assets
Restricted cash	1,280	848	170	2.3
Cash and cash equivalents and restricted cash	13,986	15,517	16,158	220.8

(g) Investments

The Company determines the appropriate classification of investment securities at the time of purchase and re-evaluates such designation at each balance sheet date. The investment securities held by the Company during the periods presented in the accompanying consolidated financial statements are classified as available-for-sale (short-term investments), consisting of liquid mutual funds units and held-to-maturity investments (long-term investments), consisting of Notes of the Bank of Mauritius.

The Company accounts for its investments in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 320, Accounting for Certain Investments in Debt and Equity Securities. These investments are considered as available-for-sale and held-to-maturity. Investments classified as available for sale are recorded at fair value, with the unrealized gains or losses, net of tax, reported as a component of accumulated other comprehensive income or expenses in the consolidated statement of shareholders’ equity. Realized gains and proceeds from the sale of available-for-sale securities during the year ended March 31, 2020 were INR 108 million and INR 32,332 million respectively and during the year ended March 31, 2021 were INR Nil and INR Nil, respectively.

Securities that the Company has positive intent and ability to hold until maturity are classified as held-to-maturity securities and stated at amortized cost. As of March 31, 2020, and March 31, 2021, amortized cost of held-to-maturity investments was INR 7 million and INR 7 million (US$ 0.1 million), respectively. The maturity date of the investment is January 31, 2023.

Realized gains and losses and a decline in value judged to be other than temporary on these investments are included in the consolidated statements of operations. The cost of securities sold or disposed is determined on the First in First Out (“FIFO”) method.

Investment in equity investee

The Company holds equity investments where it does not have a controlling financial interest but has the ability to exercise significant influence over the operating and financial policies of the investee. These investments are accounted for under the equity method of accounting wherein the Company records its proportionate share of the investee’s income or loss in its consolidated financial statements.

During the previous year ended March 31, 2020, the Company had invested INR 0.026 million (US$ 0.0003 million) to acquire 26% of equity shares in a newly formed Company incorporated to establish a manufacturing facility (investee) and the Company is committed to further invest 26% of the equity required for construction of the manufacturing facility.

(h) Accounts receivable, net

The Company adopted "ASC Topic 326" Financial Instruments — Credit Losses, effective April 1, 2020 using the modified retrospective transition approach. The new guidance requires the measurement and recognition of expected credit losses (ECL) for financial assets held at amortized cost and replaces the existing incurred loss impairment model with an expected loss model using the forward-looking information to calculate credit loss estimates. The new model requires consideration of a broader range of relevant information, such as offtake ratings historical loss experience, current economic conditions, and reasonable and supportable forecasts. The impact of adoption of this guidance did not have a material effect on the Company's financial statements.

Credit Risk

Credit risk is the risk that counterparty will not meet its obligations under a financial instrument which consists principally of accounts receivables, cash and cash equivalents and restricted cash, leading to a financial loss. Customer credit risk is managed using the Company's established policy, procedures and control relating to customer credit risk management. Outstanding accounts receivables are regularly monitored.

The Company’s accounts receivables are generated by selling energy to customers and are reported net of any allowance for uncollectible accounts. The allowance for credit losses is based on various factors, including the length of time receivables are past due, significant one-time events, the financial health of customers and historical experience. The allowance for credit losses at March 31, 2020, and March 31, 2021, was INR 246 million and INR 475 million (US$ 6.5 million), respectively. Accounts receivable serve as collateral for borrowings under the Company’s working capital facility, described in Note 12.

(i) Property, plant and equipment

Property, plant and equipment represents the costs of completed and operational solar power plants, as well as the cost of furniture and fixtures, vehicles, office and computer equipment, leasehold improvements, freehold land and construction in progress. Construction in progress represents the accumulated cost of solar power plants that have not been placed into service at the date of the balance sheet. Construction in progress includes the cost of solar modules for which the Company has taken legal title, civil engineering, electrical and other related costs incurred during the construction of a solar power plant. Construction in progress is reclassified to property, plant and equipment when the project begins its commercial operations.

Property, plant and equipment are stated at cost, less accumulated depreciation and accumulated impairment losses. Depreciation is calculated using the straight-line method over the assets’ estimated useful lives as follows:

Plant and machinery (solar power plants)	25-35 years
Furniture and fixtures	5 years
Vehicles	5 years
Office equipment	1-5 years
Computers	3 years

Leasehold improvements related to office facilities are depreciated over the shorter of the lease period or the estimated useful life of the improvement. Lease hold improvements on the solar power plant sites are depreciated over the shorter of the lease term or the remaining period of the PPAs undertaken with the respective customer. Freehold land is not depreciated. Construction in progress is not depreciated until it is ready to be used.

Improvements to property, plant and equipment deemed to extend the useful economic life of an asset are capitalized. Maintenance and repairs that do not improve efficiency or extend the estimated economic life of an asset are expensed as incurred. Additional capacity, if any, added to property plant and equipment is depreciated over the remaining estimated useful live.

Capitalized interest

Interest incurred on funds borrowed to finance construction of solar power plants is capitalized until the plant is ready for its intended use. The amount of interest capitalized during the years ended March 31, 2019, 2020 and 2021 were INR 467 million, INR 355 million and INR 333 million (US$ 4.6 million), respectively.

(j) Accounting for impairment of long-lived assets

The Company periodically evaluates whether events have occurred that would require revision of the remaining useful life of property, plant and equipment and improvements, or render their carrying value not recoverable. If such circumstances arise, the Company uses an estimate of the undiscounted value of expected future operating cash flows to determine whether the long-lived assets are impaired. If the aggregate undiscounted cash flows are less than the carrying amount of the assets, the resulting impairment charge to be recorded is calculated based on the excess of the carrying value of the assets over the fair value of such assets, with the fair value determined based on an estimate of discounted future cash flows, appraisals, or other valuation techniques. Other than as it relates to the planned disposal of the Company’s rooftop business, there were no impairment charges related to remaining long-lived assets recognized during the years ended March 31, 2020, and 2021. See also note 23.

(k) Leases and land use rights

In February 2016, the FASB issued ASU 2016-02, Leases (“ASC Topic 842”), to increase transparency and comparability among organizations by recognizing a right-of-use asset and a lease liability on the balance sheet for all leases with terms longer than 12 months and disclosing key information about leasing transactions. Leases are classified as either operating or financing, with such classification affecting the pattern of expense recognition in the income statement. In July 2018, the FASB issued ASU 2018-11, Leases (Topic 842) – Targeted Improvements, which provided an optional transition method to apply the new lease requirements through a cumulative-effect adjustment in the period of adoption.

The Company adopted the guidance effective April 1, 2019 using the modified retrospective approach and elected certain practical expedients permitted under the transition guidance.

The majority of the Company’s leases relate to leasehold land on which the solar power plants are constructed on and leases related to office facilities. The leasehold land related to solar power plants has a lease term ranging between 25 to 35 year which is further extendable on mutual agreement by both lessor and lessee. Where applicable, the company has the consent from the lessors to extend the leases up to 35 years. These leases have rent escalation ranging between 5% to 10%, over the tenure of the lease. All existing leases on the date of adoption of ASC Topic 842, were classified as operating leases as they were concluded at their inception under previous guidance of ASC Topic 840, as permitted by the practical expedient package elected. As the implicit rate in the lease contract is not readily determinable, the company has used its average incremental rate of borrowing for the purposes of the determination of discount rate. The discount rate for operating leases is 10%. The weighted average remaining lease term for operating leases is 30 years.

The results of reporting periods beginning April 1, 2019 are presented in accordance with ASC Topic 842, whereas the prior period amounts are reported in accordance with ASC Topic 840 and have therefore not been reinstated. Upon adoption of ASC Topic 842, and by availing the exemption under the modified retrospective approach, the Company did not have a material impact to consolidated statements of operations and consolidated statements of cash flows. However, the adoption resulted in increasing the assets, by recognizing the Right of Use asset, on consolidated balance sheet by INR 3,182 million (US$ 42.2 million) as well as Lease Liabilities by INR 2,939 million (US$ 38.9 million) and derecognition of historical prepaid rent and land use right balances. During the year ended March 31, 2020 and 2021, the Company recorded lease cost of INR 540 million and INR 502 million (US$ 6.9 million). See Note 18 to the consolidated financial statements.

On Adoption of ASC 842, all the lease arrangements entered prior to adoption continued to be classified as operating leases. The Company has made an assessment for lease arrangements entered during the year and classified them as operating leases. The Company did not have any finance lease during any of the periods presented in the accompanying consolidated financial statements.

The Company is a lessee in several non-cancellable operating leases, primarily for construction of solar power plants and for office facilities.

The Company determines if an arrangement is or contains a lease at contract inception. The Company recognizes a right-of-use (“ROU”) asset and a lease liability at the lease commencement date. For operating leases, the lease liability is initially and subsequently measured at the present value of the unpaid lease payments at the lease commencement date.

Key estimates and judgments include how the Company determines (1) the discount rate it uses to discount the unpaid lease payments to present value, (2) lease term and (3) lease payments.

ASC Topic 842 requires a lessee to discount its unpaid lease payments using the interest rate implicit in the lease or, if that rate cannot be readily determined, its incremental borrowing rate. Generally, the Company cannot determine the interest rate implicit in the lease because it does not have access to the lessor’s estimated residual value or the amount of the lessor’s deferred initial direct costs. Therefore, the Company generally uses its incremental borrowing rate as the discount rate for the lease. The Company’s incremental borrowing rate for a lease is the rate of interest it would have to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms.

The lease term for all of the Company’s leases includes the non-cancellable period of the lease plus any additional periods covered by either a Company option to extend (or not to terminate) the lease that the Company is reasonably certain to exercise, or an option to extend (or not to terminate) the lease controlled by the lessor.

Lease payments included in the measurement of the lease liability comprise of the following:

▪

Fixed payments, including in-substance fixed payments, owed over the lease term (which includes termination penalties the Company would owe if the lease term assumes Company exercise of a termination option);

▪	Variable lease payments, if any, that depend on an index or rate, initially measured using the index or rate at the lease commencement date;
▪	Amounts expected to be payable under a Company-provided residual value guarantee; and
▪	The exercise price of a Company option to purchase the underlying asset if the Company is reasonably certain to exercise the option.

The ROU asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for lease payments made at or before the lease commencement date, plus any initial direct costs incurred less any lease incentives received.

For operating leases, the ROU asset is subsequently measured throughout the lease term at the carrying amount of the lease liability, plus initial direct costs, plus (minus) any prepaid (accrued) lease payments, less the unamortized balance of lease incentives received. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

ROU assets for operating leases are periodically reduced by impairment losses. The Company uses the long-lived assets impairment guidance in ASC Subtopic 360-10, Property, Plant, and Equipment – Overall, to determine whether a ROU asset is impaired, and if so, the amount of the impairment loss to be recognized. See Note 2(j).

The Company monitors for events or changes in circumstances that require a reassessment of one of its leases. When a reassessment results in the remeasurement of a lease liability, a corresponding adjustment is made to the carrying amount of the corresponding ROU asset unless doing so would reduce the carrying amount of the ROU asset to an amount less than zero. In that case, the amount of the adjustment that would result in a negative ROU asset balance is recorded in the consolidated statements of operations.

Operating lease ROU assets are presented as operating lease right -of -use assets on the consolidated balance sheet. The current portion of operating lease liabilities is included in other current liabilities and the long-term portion is presented separately as operating lease liabilities on the consolidated balance sheet.

The Company has elected not to recognize ROU assets and lease liabilities for short-term leases of warehouses, office, machinery etc. that have a lease term of 12 months or less. The Company recognizes the lease payments associated with its short-term leases as an expense on a straight-line basis over the lease term.

The Company’s corporate office leases generally also include non-lease maintenance services (i.e. common area maintenance). The Company allocates the consideration in the contract to the lease and non-lease maintenance component based on each component’s relative standalone price. The Company determines stand-alone prices for the lease components based on the prices for which other lessors lease similar assets on a stand-alone basis. The Company determines stand-alone prices for the non-lease components (i.e. maintenance services) based on the prices that several suppliers charge for maintenance services for similar assets on a stand-alone basis.

(l) Asset retirement obligations (ARO)

Upon the expiration of the land lease arrangement for solar power plants located on leasehold land, the Company is required to remove the solar power plant and restore the land. The Company records the fair value of the liability for the legal obligation to retire the asset in the period in which the obligation is incurred, which is generally when the asset is constructed. When a new liability is recognized, the Company capitalizes it by increasing the carrying amount of the related long-lived asset, which results in an ARO asset being depreciated over the remaining useful life of the solar power plant. The liability is accreted and expensed to its present expected future value each period based on a credit adjusted risk free interest rate. Upon settlement of the obligation, the Company eliminates the liability and based on the actual cost to retire, may incur a gain or loss.

The Company’s asset retirement obligations were INR 741 million and INR 811 million (US$ 11.1 million) as of March 31, 2020 and 2021, respectively. The accretion expense incurred during the years ended March 31, 2019, 2020 and 2021 was INR 23 million, INR 36 million and INR 42 million (US$ 0.6 million), respectively. The depreciation expense incurred during the years ended March 31, 2019, 2020 and 2021 was INR 10 million, INR 21 million and INR 23 million (US$ 0.3 million), respectively.

During the current year, due to revision of estimates of costs, the carrying amount of the ARO liability is reduced by INR 183 million (US$ 2.5 million) with a corresponding adjustment to the related long-lived asset.

The movement in liability during the current year as of March 31, 2021 and comparative year is as below:

	2020 (INR)	2021 (INR)	2021 (US$)
	(In million)
Beginning balance	665	741	10.1
Addition during the year	40	211	2.9
Impact of change in estimate	—	(183)	(2.5)
Liabilities settled during the year	—	—	—
Accretion expense during the year	36	42	0.6
Ending balance	741	811	11.1

(m) Software

The Company capitalizes certain internal software development cost under the provision of ASC Topic 350-40 Internal-Use Software. As of March 31, 2021, the amount capitalized as software includes the cost of software licenses, as well as related implementation costs, which primarily relate to third party consulting fees. Such license and implementation costs are capitalized and amortized over their estimated useful lives of three years using the straight-line method. On an ongoing basis, the Company assesses the recoverability of its capitalized software intangible assets. Capitalized software costs determined to be unrecoverable are expensed in the period in which the determination is made. As of March 31, 2021, all capitalized software is considered fully recoverable.

(n) Debt financing costs

Financing costs incurred in connection with obtaining construction and term financing loans are deferred and amortized over the term of the respective loan using the effective interest rate method. Amortization of debt financing costs is capitalized during construction and recorded as interest expense in the consolidated statements of operations, following commencement of commercial operations of the respective solar power plants.

Amortization of debt financing costs for the years ended March 31, 2019, 2020 and 2021 was INR 267 million, INR 709 million and INR 369 million (US$ 5.0 million), including debt financing costs written off related to the debt refinancing amounting to INR Nil, INR 271 million and INR 30 million (US$ 0.4 million), respectively. See Note 12.

The carrying value of debt financing costs as on March 31, 2020 and 2021 was INR 1,145 million and INR 1,107 million (US$ 15.1 million). See Note 12.

Further, the Company had debt financing costs of INR 364 million and INR 367 million (US$ 5.0 million) under other assets and other current assets, as on March 31, 2020 and 2021, respectively for facilities not yet drawn. See notes 6 and 9.

(o) Income taxes

Income taxes are recorded under the asset and liability method, as prescribed under ASC Topic 740 Income Taxes, whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax base. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The Company establishes valuation allowances against its deferred tax assets when it is more likely than not that all or a portion of a deferred tax asset will not be realized.

The computation of tax liabilities involves dealing with uncertainties in the application of complex tax regulations. The Company applies a two-step approach to recognize and measure uncertainty in income taxes in accordance with ASC Topic 740. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement through March 31, 2021, the Company does not have any unrecognized tax benefits, nor has it recognized any interest or penalties.

During the previous year, the Taxation Laws (Amendment) Act, 2019 brought key changes to corporate tax rates in the Income Tax Act, 1961, which reduced the tax rate for certain subsidiaries within the group to 25.17%. Azure Power India Private Limited and several of its subsidiaries which are claiming tax benefits under section 80-IA of the Income Tax Act had decided not to opt for this lower tax benefit and have continued under the old regime for the fiscal year ended March 31, 2021, the statutory income tax rate as per the Income Tax Act, 1961 ranges between 25.17% to 34.94%, depending on the tax regime chosen by the particular subsidiary. Based on future projection of Azure Power India Private Limited, management has decided to claim a lower tax rate under the new regime from FY 2033-34 onwards.

During the previous year, the above adoption resulted in the remeasurement of deferred tax balances impacted by the change in regime. Deferred tax assets and deferred tax liabilities were reduced by INR 281 million (US$ 3.7 million) and INR 278 million (US$ 3.7 million) respectively having a net impact of INR 3 million (US$ 0.0 million) in the previous year financial statements.

(p) Employee benefits

Defined contribution plan

Eligible employees of the Company in India receive benefits from the Provident Fund, administered by the Government of India, which is a defined contribution plan. Both the employees and the Company make monthly contributions to the Provident Fund equal to a specified percentage of the eligible employees’ salary.

The Company has no further funding obligation under the Provident Fund, beyond the contributions elected or required to be made thereunder. Contributions to the Provident Fund by the Company are charged to expense in the period in which services are rendered by the covered employees and amounted to INR 32 million, INR 37 million and INR 27 million (US$ 0.4 million) for the years ended March 31, 2019, 2020 and 2021, respectively.

Defined benefit plan

Employees in India are entitled to benefits under the Gratuity Act, a defined benefit post-employment plan covering eligible employees of the Company. This plan provides for a lump-sum payment to eligible employees at retirement, death, and incapacitation or on termination of employment, of an amount based on the respective employee’s salary and tenure of employment. As of March 31, 2021, this plan is unfunded.

Current service costs for defined benefit plans are accrued in the period to which they relate. In accordance with ASC Topic 715, Compensation Retirement Benefit- the liability in respect of defined benefit plans is calculated annually by the Company using the projected unit credit method and amounted to INR 34 million and INR 50 million (US$ 0.7 million) as of March 31, 2020 and 2021, respectively. Prior service cost, if any, resulting from an amendment to a plan is recognized and amortized over the remaining period of service of the covered employees. Interest costs for the period ended March 31, 2020 and 2021 were not significant. See also, Note 22.

Compensated absences

The Company recognizes its liabilities for compensated absences in accordance with ASC Topic 710, Compensation-General. The Company accrues the liability for its employee rights to compensated absence in the year in which it is earned.

(q) Revenue recognition

Sale of power consists of solar energy sold to customers under long term Power Purchase Agreements (PPAs), which generally have a term of 25 years. The Company’s customers are generally the Government of India, power distribution companies and, to a lesser extent, commercial and industrial enterprises.

The Company recognizes revenue on PPAs when the solar power plant generates power and is supplied to the customer in accordance with the respective PPA. The company recognizes revenue each period based on the volume of solar energy supplied to the customer at the price stated in the PPA once the solar energy kilowatts are supplied and collectability is reasonably assured. The solar energy kilowatts supplied by the Company are validated by the customer prior to billing and recognition of revenue. Revenue from the recovery of Safe-guard duties and Goods and Service Tax under the change in law provision are recognized over the PPA period based on terms agreed with customers or unless agreed otherwise. Revenue from the sale of carbon credit emission are recognized at the time of transfer of credits to customers.

The Company adopted “ASC Topic 606” Revenue from Contracts with Customers, being effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. The Company adopted the guidance effective April 1, 2018 using the modified retrospective approach, which was applied to those contracts which were not completed as of April 1, 2018. Under Topic 606, total consideration for PPAs with scheduled price changes (price escalation in a solar power plant with 50 MWs of operating capacity and price decrease in a solar power plant with 10 MWs of operating capacity) and for significant financing components, is estimated and recognized over the term of the agreement. Price escalations create an unbilled receivable, and the price decreases create deferred revenue. The time value of the significant financing component is recorded as interest expense. The Company uses the discount rate that would be reflected in a separate financing transaction between the entity and its customer at contract inception and recognizes the revenue amount on a straight-line basis over the term of the PPAs, and interest expense using the effective interest rate method. The Company also recognizes incremental costs incurred to obtain a contract in Other Assets in the consolidated balance sheet. These amounts are amortized on a straight-line basis over the term of the PPAs and are included as a reduction to revenue in the consolidated statements of operations.

The Company also records the proceeds received from Viability Gap Funding (‘VGF’) on fulfilment of the underlying conditions as deferred revenue. Such deferred VGF revenue is recognized as sale of power in proportion to the actual sale of solar energy kilowatts during the period to the total estimated sale of solar energy kilowatts during the tenure of the applicable power purchase agreement pursuant to the revenue recognition policy.

Revenue from customers

Revenue from customers, net consists of the following:

	Year ended March 31,
	2019	2020	2021	2021
	(INR)	(INR)	(INR)	(US$)
	(In million)
Revenue from Customers:
Sale of Power (1)	9,926	12,958	15,133	206.9
Others (2)	—	—	103	1.4
Total	9,926	12,958	15,236	208.3

(1)

Sale of power includes revenue for the recovery of Safe-Guard Duties and Goods and Service Tax, which is linked to generation of Solar units, resulting from the change in law provision of our PPAs, which was recognised for the first time during the year ended March 31, 2021 amounting to INR 381 million (US$ 5.2 million).

(2)	Others includes revenue from the sale of carbon credits recognized at the time of transfer of credits to customers.

Contract balances

The following table provides information about receivables, unbilled receivables, contract acquisition cost and deferred revenue from customers as at March 31, 2020 and 2021, respectively.

	As at March 31,
	2020	2021	2021
	INR	INR	US$
	(In million)
Current assets
Accounts receivable, net	4,456	4,887	66.8
Non-current assets
Unbilled receivable	196	223	3.0
Contract acquisition cost	147	141	1.9
Current liabilities
Deferred revenue	110	110	1.5
Non-current liabilities
Deferred revenue	2,129	2,353	32.2

Movement in deferred revenue:

	As at March 31,
	2020	2021	2021
	INR	INR	US$
	(In million)
Beginning balance	1,899	2,239	30.6
Increased as a result of additional cash received against VGF	385	236	3.2
Deferred revenue recognized	73	93	1.3
Amount recognized into revenue	(118)	(105)	(1.4)
Ending balance	2,239	2,463	33.7

Accounts receivable – from sale of power consist of accrued revenues due under the PPA, based on the sale of power transferred to the customer, generally requiring payment within 30 to 60 days of sale. As per terms of PPA, payment is unconditional once performance obligations have been satisfied and does not contains any future, unsatisfied performance obligation to be included in this disclosure.

(r) Cost of operations (exclusive of depreciation and amortization)

The Company’s cost of operations consists of expenses pertaining to operations and maintenance of its solar power plants. These expenses include payroll and related costs for maintenance staff, plant maintenance, insurance, and if applicable, lease costs etc.

Depreciation expense is not included in cost of operations but is included within “Depreciation and amortization” expense, shown separately in the consolidated statements of operations.

(s) General and administrative expenses

General and administrative expenses include payroll and related costs for corporate, finance and other support staff, including bonus and share based compensation expense, professional fees and other corporate expenses.

(t) Share based compensation

The Company follows guidance under ASC Topic 718, Compensation — Stock Compensation, which requires compensation costs related to share-based transactions, including employee share options, to be recognized in the financial statements based on their fair value. The Company recognizes compensation expense for equity share options including Restricted stocks (RSs) net of estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Share-based compensation is included in general and administrative expenses and recognized in the consolidated statements of operations based on awards ultimately expected to vest, except the cost of services which is initially capitalized by the Company as part of the cost of property, plant and equipment.

The Company recognizes compensation expense for SARs and RSUs based on the fair value of the amount payable to employees in respect of SARs and RSUs, which are settled in cash, with a corresponding increase in liabilities, over the period that the employees unconditionally becomes entitled to the payment. The liability is remeasured at each reporting date and at settlement date based on the fair value of the SARs. Any changes in the fair value of the liability are recognized in consolidated statements of operations, except the cost of services which is initially capitalized by the Company as part of the cost of property, plant and equipment.

The Company has elected to use the Black-Scholes-Merton valuation model to determine the fair value of share-based awards on the date of grant for employee share options with a fixed exercise price and fixed service-based vesting.

The Company has elected to use the Black-Scholes-Merton valuation model to determine the fair value of SARs at each reporting date. The Company uses the market price of its equity share to determine the fair value of the RSUs at each reporting date.

Employee Stock Option and Restricted Stocks

Effective November 2018, the Company revised the exercise price of 692,507 options from US$13.25 to US$ 11.90 per option. The impact to share-based compensation expense on account of the revision in the exercise price is not material. The share-based compensation expense related to share-based compensation is recorded as a component of general and administrative expenses in the Company’s consolidated statements of operations and totaled INR 83 million, INR 17 million and INR 44 million (US$ 0.6 million) for the years ended March 31, 2019, March 31, 2020 and 2021, respectively. The amount of share-based compensation expense capitalized during the year ended March 31, 2020 and 2021 was INR 13 million and INR 8 million (US$ 0.1 million), respectively.

Stock Appreciation Rights

The share-based compensation expense related to SARs is recorded as a component of general and administrative expenses in the Company’s consolidated statements of operations totaled INR 169 million and INR 1,319 million (US$ 18.0 million) for the year ended March 31, 2020 and 2021, respectively. The amount of share-based compensation expense capitalized during the years ended March 31, 2020 and 2021 was INR 104 million and INR Nil, respectively. Refer to Note 21 for details on the Share based compensation.

(u) Assets held-for-sale

Assets and asset disposal group are classified as held-for-sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is regarded as met only when management commits to a plan to sell the asset; the asset is available for immediate sale in its present condition; an active program to locate a buyer and other actions required to complete the plan have been initiated; the sale of the asset is probable within one year; the asset is being actively marketed for sale at a reasonable price in relation to its current fair value; and it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Assets and liabilities classified as held-for-sale are measured at lower of their carrying amount and fair value less costs to sell and depreciation (amortization) ceases once the asset is classified as held for sale. See also, Note 23.

(v) Contingencies

Liabilities for loss contingencies arising from claims, tax assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment and/or remediation can be reasonably estimated. Legal costs incurred with respect to these items are expensed as incurred.

(w) Fair value of financial instruments

ASC Topic 820, Fair Value Measurements and Disclosures -, defines fair value as the price at which an asset could be exchanged or a liability transferred in an orderly transaction between knowledgeable, willing parties in the principal or most advantageous market for the asset or liability. Where available, fair value is based on observable market prices or derived from such prices. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity.

When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels

• Level 1 inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

• Level 2 inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

• Level 3 inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

(x) Derivatives and Hedging

In the normal course of business, the Company uses derivative instruments for the purpose of mitigating the exposure from foreign currency fluctuation risks associated with forecasted transactions denominated in certain foreign currencies and to minimize earnings and cash flow volatility associated with changes in foreign currency exchange rates, and not for speculative trading purposes. These derivative contracts are purchased within the Company’s policy and are with counterparties that are highly rated financial institutions.

Contracts designated as Cash Flow Hedge

Cash flow hedge accounting is followed for derivative instruments to mitigate the exchange rate risk on foreign currency denominated debt instruments. Changes in fair value of derivative contracts designated as cash flow hedges are recorded in other comprehensive income/(loss), net of tax, until the hedge transaction occurs. The Company evaluates hedge effectiveness of cash flow hedges at the time a contract is entered into as well as on an ongoing basis or as required. When the relationship between the hedged items and hedging instrument is highly effective at achieving offsetting changes in cashflows attributable to the hedged risk, the Company records in other comprehensive income the entire change in fair value of the designated hedging instrument that is included in the assessment of hedge effectiveness. The cost of the hedge is recorded as an expense over the period of the contract on a straight-line basis.

Fair value hedges: hedging of foreign exchange exposure

Fair value hedge accounting is followed for foreign exchange risk with the objective to reduce the exposure to fluctuations in the fair value of firm commitments due to changes in foreign exchange rates.

Fair value adjustments related to non-financial instruments will be recognized in the hedged item upon recognition and will eventually affect earnings as and when the hedged item is derecognized. Changes in the fair value of derivatives designated and qualifying as fair value hedges, together with any changes in the fair value of the hedged firm commitments attributable to the hedged risk, will be recorded in in the consolidated balance sheet. The gain or loss on the hedging derivative in a hedge of a foreign-currency-denominated firm commitment and the offsetting loss or gain on the hedged firm commitment is recognized in earnings in the accounting period, post the recognition of the hedged item in the balance sheet.

Undesignated contracts

Changes in fair value of undesignated derivative contracts are reported directly in earnings along with the corresponding transaction gains and losses on the items being economically hedged. The Company enters into foreign exchange currency contracts to mitigate and manage the risk of changes in foreign exchange rates. These foreign exchange derivative contracts were entered into to hedge the fluctuations in foreign exchange rates for recognized balance sheet items such as the Company’s U.S. dollar denominated borrowings. The Company has not designated the derivative contracts as hedges for accounting purposes. Realized gains (losses) and changes in the fair value of these foreign exchange derivative contracts are recorded in Loss (gain) on foreign currency exchange, net in the consolidated statements of operations. These derivatives are not held for speculative or trading purposes.

(y) Segment information

Operating segments are defined as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision-making group, in deciding how to allocate resources and in assessing performance. The Company’s chief executive officer is the chief operating decision maker. Based on the financial information presented to and reviewed by the chief operating decision maker in deciding how to allocate the resources and in assessing the performance of the Company, the Company has determined that it has a single operating and reporting segment: Sale of power. The Company’s principal operations, revenue and decision-making functions are located in India.

(z) Non-controlling interest

The non-controlling interest recorded in the consolidated financial statements relates to (i) a 0.83% ownership interest in a subsidiary, a 10MW Gujarat power plant, not held by the Company, (ii) a 49.00% ownership interest in a subsidiary, a 50MW Uttar Pradesh power plant, not held by the Company, (iii) a 0.60% ownership interest in a subsidiary, a 100 MW Telangana power plant, not held by the Company and (iv) 0.01% ownership interest in Azure Power India Private Limited* not held by the Company. As of March 31, 2021, the Company recorded a non-controlling interest amounting to INR 204 million (US$ 2.8 million) including INR 5 million (US$ 0.1 million) of net profit for the year ended March 31, 2021. As of March 31, 2020, the Company recorded a non-controlling interest amounting to INR 199 million including INR 68 million of net loss for the year.

* This remaining ownership by the founders is subject to an arbitration proceeding, refer to note 20.

During March 2019, the Company paid INR 1,474 million (US$ 21.2 million), to purchase a 48.37% ownership interest in a subsidiary, with a 150 MW Punjab project, which was not held by the Company previously.

(aa) Recent accounting pronouncements

In December 2019, the FASB issued ASU 2019-12, Simplifying the Accounting for Income Taxes (“ASU 2019-12”). This ASU eliminates certain exceptions to the general principles in ASC 740, Income Taxes and adds guidance to reduce complexity in accounting for income taxes. The ASU eliminates, inter alia, the general methodology for calculating income taxes in an interim period when a year-to-date loss exceeds the anticipated loss for the year. The ASU requires that an entity reflect the effect of an enacted change in tax laws or rates in the annual effective tax rate computation in the interim period that includes the enactment date. ASU 2019-12 will be effective for the annual periods beginning after December 15, 2020, including interim periods within those fiscal years. Early adoption is permitted. The Company has completed a preliminary assessment for evaluating the impact of the guidance and expects that its adoption will not have a material impact on the Company’s future financial statements.

In March 2020, the FASB issued ASU 2020-04, "Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting" which provides companies with optional financial reporting alternatives to reduce the cost and complexity associated with the accounting for contracts and hedging relationships affected by reference rate reform. The guidance applies to contracts that:

–	reference LIBOR or another rate that is expected to be discontinued as a result of rate reform; and
–	have modified terms that affect, or have the potential to affect, the amount and timing of contractual cash flows resulting from the discontinuance of the reference rate.

The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022.

In addition, in January 2021, the FASB issued ASU 2021-01, “Reference Rate Reform – Scope,” which clarified the scope of ASC 848 relating to contract modifications.

The Company is currently evaluating the impact of the guidance on the Company’s future financial statements.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force) and the United States Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

(ab) Impact of COVID-19 Pandemic

The Company has considered internal and external information in the preparation of the financial statements including the economic outlook and believes that it has taken into account the possible impact of currently known events arising out of the COVID-19 pandemic. However, the impact assessment of COVID-19 is a continuing process given the uncertainties associated with its nature and duration. The Company will continue to monitor any material changes to future economic conditions.